Exhibit 99.1

1 Healthcare Triangle, Inc. (NASDAQ: HCTI) Transforming Healthcare Through EHR, Cloud, and A.I. Driving Growth, Building Value

2 Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These statements are based on current expectations, estimates, forecasts, and projections about the industry and markets in which Healthcare Triangle, Inc . operates, as well as management's beliefs and assumptions . Forward - looking statements include, but are not limited to, statements regarding revenue growth, margin expansion, market opportunities, and strategic initiatives . These statements involve risks, uncertainties, and assumptions that are difficult to predict . Actual outcomes may differ materially from those expressed or implied in any forward - looking statements due to various factors beyond the company’s control, including changes in market conditions, client demand, regulatory developments, and execution risks . Readers are cautioned not to place undue reliance on these forward - looking statements . Healthcare Triangle, Inc . undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law .

Investment Snapshot – Why HCTI Now "~$20M 2025 Potential with High-Margin Growth Engines

📈 2025 Revenue Outlook & Strategic Positioning

Revenue Potential
15.8M committed 2025 backlog + $2M YTD wins = approximately $20M potential 2025 revenue

Global Expansion Strategy
Expanding globally in EHR, Cloud, and AI verticals

Target Gross Margins
30%+ rGM for EHR
40%+ rGM for Cloud
70%+ rGM for AI solutions *(10–15 pts above industry average)*

Stable Recurring Base
Majority of backlog is multi-year contracts → stable recurring revenue base

Margin Expansion Drivers
Cost optimization and in-house delivery

Positioned in High-Growth Markets
Three double-digit growth markets: EHR, Cloud, AI


EHR
7% CAGR
30%+ rGM
Cloud
15% CAGR
40%+ rGM
AI
38% CAGR
70%+ rGM

Source: Grand View Research, Markets and Markets, Transparent Market Research, Statista, Frost & Sullivan, McKinsey & Company

HEALTHCARE TRIANGLE
Reinforcing Healthcare Progress

3

4 Market Opportunity – “$128 B+ TAM Across Three High - Growth Segments” Market Opportunity EHR (Electronic Health Records) $42B market size 7% CAGR Healthcare Cloud $66B market size 15% CAGR AI in Healthcare $20B market size 38% CAGR Tailwinds Driving Growth Accelerating Digital Transformation Rapid AI Adoption Cost Pressure in Healthcare HCTI Advantage Positioned to capture share in three high growth healthcare tech markets with estimated 30% - 70% target gross margins. Source: Grand View Research, Markets and Markets, Transparent Market Research, Statista, Frost & Sullivan, McKinsey & Company

5 Healthcare Triangle – “ Delivering Speed, Savings & Scale in Healthcare Tech” Proven Market Credibility P artnerships: AWS, Google Cloud, Microsoft, Epic, Meditech Compliance: GxP, HIPAA, HITRUST, ISO 27001, PCI Differentiated Technology & Capabilities • Fastest Deployments – Up to 70% Cost Savings • EHR Expertise – Implementation, cloud hosting, optimization, backup/DR • Proprietary Security & Compliance Framework Competitive Advantage for Growth • Deep integration across EHR, Cloud, and AI in Healthcare • Track record of scaling enterprise clients quickly with high retention 1 2 3

Solutions Portfolio -" Integrated Platforms Delivering High-Margin Healthcare Transformation"

$128B + TAM | Target Gross Margin 30-70%+

Solutions built to scale rapidly across Healthcare & Life Sciences, driving recurring revenue.

Healthcare Solutions

EHR Implementation & Optimization *(integrated with readable.ai)* – Improves operational efficiency and reduces errors

Health IT Managed Services – Predictable costs with 24/7 uptime

Data Life Cycle Management – HIPAA-compliant, secure, and optimized

Community Connect & Acquisitions – Expands reach and enables network integration

Life Sciences Solutions

Multi-Cloud Foundation Accelerators – Speed to market for new therapies

Enterprise Data Platform for Analytics & Collaboration – Improves R&D and compliance

Cloud Security & Compliance – Protects sensitive research data

Next Gen Cloud Managed Services – Lower costs, higher performance

Next Gen Data Ops Services – Enables AI/ML readiness

Technical Subject Matter Experts

Compliance Leadership | Automation | Scalable Cloud Architecture | AI/ML Integration | Global Delivery

HEALTHCARE TRIANGLE
Reinforcing Healthcare Progress

© 2025 Healthcare Triangle, Inc. All rights reserved.
6

7 Strategic Growth Drivers – “Multi - Lever Growth Engine with Recurring Revenue Potential” Growth Strategy Strategic acquisitions expanding vertical depth – Formation of subsidiary QuantumNexis through the strategic acquisition of Ziloy and Ezovion Global expansion – Management remains focused on expanding the company’s geographic reach beyond the U.S. Cross - sell & upsell – Expanding wallet share within the existing client base Recurring SaaS & managed services models – Building predictable, long - term revenue streams Acquisition → Expansion → Recurring Revenue → Acquisition Acquisition : Adds new capabilities and deep domain expertise Expansion : Unlocks new markets and strengthens client engagement Recurring Revenue : SaaS & managed services drives stability and stable cash flow Result : A self - reinforcing cycle that accelerates compounding growth

8 Locked – In Revenue Base + Upside Potential "$20M 2025 Potential: Predictable Base + Momentum QuantumNexis (Subsidiary Company) Signaling $2M revenue upside: • Partnership with V - Sure Tech Sdn Bhd • Engagement with Malaysia’s leading TPA Leadership Strength – Proven Leaders in Fortune 500 & Healthcare Tech - "Proven Leaders in Fortune 500 & Healthcare Tech" • Chairman – Dave Rosa : Mr . Dave Rosa has served as a member of Healthcare Triangle’s Board of Directors since 2021 . Concurrently, Mr . Rosa serves as President and Chief Executive Officer of NeuroOne Medical Technologies (NMTC), and maintains positions on the boards of other healthcare companies . Prior to joining Healthcare Triangle, Mr . Rosa held senior management roles at several medical device/healthcare technology companies . Mr . Rosa holds a Master of Business Administration degree from Duquesne University, and a Bachelor of Science degree in Commerce and Engineering from Drexel University . • COO – Sujatha Ramesh : Ms . Sujatha Ramesh has served as Healthcare Triangle’s Chief Operating Officer since March 2025 and is a member of the company’s Board of Directors . Prior to joining Healthcare Triangle, Ms . Ramesh held senior executive positions at Citigroup and senior management roles at Publicis Sapient, Infinite Computer Solutions, and Capgemini . She holds a Master of Business Administration (MBA) from the NYU Stern School of Business and a Master of Science in Information Systems and Applications . Ms . Ramesh has been recognized as a Who’s Who in America Honored Listee for her contributions to technology, strategic leadership, and enterprise transformation . She has also served as a featured speaker at industry forums, including the Global Financial Market Intelligence event . • CFO – David Ayanoglou : Mr . David Ayanoglou has served as Healthcare Triangle’s Chief Financial Officer since April 2025 . Prior to joining the company, Mr . Ayanoglou provided corporate finance/financial reporting consulting services to Technology and Healthcare companies, and has held senior management roles at Open Text and KPMG LLP . Mr . Ayanoglou is a Chartered Professional Accountant and Chartered Business Valuator and graduated from the University of Toronto Rotman School of Business . He is corporate finance leader with deep expertise in technology M&A, financial reporting and optimizing capital structures . L ocked - In Revenue Base + Upside • Backlog of $15.8M committed with approximately $20M targeted for 2025 • New Wins – $2M year - to - date • Diversified Revenue Mix – EHR | Cloud | AI

9 Closing - Partnering to Unlock HCTI’s Full Potential & Amplify Market Visibility Anchored Revenue Base – Strong, recurring income streams providing stability, predictability and resilience Robust Growth Trajectory – Consistent year - over - year momentum supported by expanding product adoption and market reach. Compelling Market Opportunity – Positioned to capture share in high - growth sectors including EHR, Cloud, and AI. Strategic Goal - Amplify HCTI’s growth story - broaden institutional and retail investor awareness - unlock potential for valuation uplift. Growth in Motion